UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 31, 2005
                                                           -------------
                                                           (May 25, 2005)

                              PEOPLES BANCORP INC.
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             (Exact name of Registrant as specified in its charter)


               Ohio                 0-16772                     31-0987416
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   (State or other jurisdiction    (Commission File       (I.R.S. Employer
         of incorporation)           Number)              Identification Number)


       138 Putnam Street, PO Box 738
               Marietta, Ohio                               45750-0738
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  (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:(740) 373-3155
                                                   ---------------------

                                 Not applicable
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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Item 1.01.  Entry into a Material Definitive Agreement.

                      On May 25, 2005, Robert E. Evans, Chairman of the Board and Chief Executive Officer of Peoples Bancorp Inc. ("Peoples") and of Peoples' banking subsidiary Peoples Bank, National Association ("Peoples Bank") notified Peoples that he would retire and resign from his position as Chief Executive Officer, and as an employee, of each of Peoples and Peoples Bank, effective May 31, 2005. The Board of Directors of Peoples accepted Mr. Evans' resignation as Chief Executive Officer on May 31, 2005. Mr. Evans will continue to serve as Chairman of the Board and a non-employee director of each of Peoples and Peoples Bank. He had previously planned to retire as Chief Executive Officer of each of Peoples and Peoples Bank on June 30, 2005 but decided to accelerate retirement for personal and health reasons.
                      On May 31, 2005, the Board of Directors of Peoples, upon the recommendation of the Compensation Committee, approved the payment of a monthly fee to Mr. Evans in his capacities as Chairman of the Board of Peoples and of Peoples Bank. The monthly fee to be paid to Mr. Evans will be $8,333.33, effective June 1, 2005. The terms of any other compensation which may be received by Mr. Evans, either in his capacity as a non-employee director or as a retired employee, will be considered and determined by the Compensation Committee of the Board of Directors of Peoples at a later time. However, to the extent that the effect of his retirement is specifically addressed under the terms of any employee benefit program in which Mr. Evans participated at the time of his retirement, those terms will continue to apply.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
                  On May 25, 2005, Robert E. Evans, Chairman of the Board and Chief Executive Officer of Peoples and Peoples Bank notified Peoples that he would retire and resign from his position as Chief Executive Officer, and as an employee, of each of Peoples and Peoples Bank, effective May 31, 2005. The Board of Directors of Peoples accepted
         Mr. Evans' resignation as Chief Executive Officer on May 31, 2005.
         Mr. Evans will continue to serve as Chairman of the Board and a non-employee director of each of Peoples and Peoples Bank. He had previously planned to retire as Chief Executive Officer of each of Peoples and Peoples Bank on June 30, 2005.
                  As part of a succession plan announced in February 2005, Mark
         F. Bradley has been named President and Chief Executive Officer of both Peoples and Peoples Bank, effective May 31, 2005. Mr. Bradley, age 35, has served Peoples as President since June 2004, as Chief Operating Officer since July 2003 and as a director since February 2003. He also served Peoples as Executive Vice President and Chief Integration Officer from April 2002 to July 2003 and as Controller from 1997 to 2001. Mr. Bradley has served Peoples Bank as President and Chief Operating Officer since 2002 and as a director since 2002. He was Controller of Peoples Bank from 1997 to 2001. During Peoples' fiscal year ended December 31, 2004, Mr. Bradley and members of his immediate family were involved in banking relationships with Peoples Bank in the ordinary course of business and in compliance with applicable federal and state laws and regulations. It is expected that similar banking relationships will be entered into in the future.
                  On May 31, 2005, Peoples issued a news release announcing Robert E. Evans' retirement and Mark F. Bradley's appointment as Chief Executive Officer of Peoples and Peoples Bank. A copy of this news release is filed with this Current Report on Form 8-K as Exhibit 99 and incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits
              (a) and (b) Not applicable

              c) Exhibits: The following exhibit is filed with this Current Report on Form 8-K:


       Exhibit Number                            Description
    ------------------------    -----------------------------------------------
           99                   News Release issued by Peoples Bancorp Inc. on
                                            May 31, 2005

                  [Remainder of page intentionally left blank;
                          signature on following page.]

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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    PEOPLES BANCORP INC.

Date:  May 31, 2005            By:  MARK F. BRADLEY
                                    -------------------------------------
                                    Mark F. Bradley
                                    President and Chief Executive Officer




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                                INDEX TO EXHIBITS


       Exhibit Number                            Description
    ------------------------    -----------------------------------------------
           99                   News Release issued by Peoples Bancorp Inc. on
                                May 31, 2005